                                                                    Exhibit 99.2

                            Joint Filer Information

Name of Joint Filer:                    Wilco Acquisition, LP

Address of Joint Filer:                 c/o Advent International Corporation
                                        Prudential Tower, 800 Boylston Street,
                                        Suite 3300
                                        Boston, MA 02199

Relationship of Joint Filer to
Issuer:                                 10% owner

Issuer Name and Ticker or Trading
Symbol:                                 ATI Physical Therapy, Inc. [ATIP]

Date of Event Requiring
Statement (Month/Day/Year):             June 16, 2021

Designated Filer:                       Advent International Corporation

Signature:

WILCO ACQUISITION, LP

By: Wilco GP, Inc., its General Partner

/s/ John Maldonado
---------------------------------------
Name:  John Maldonado
Title: President

June 28, 2021
Date

                                                                    Exhibit 99.2

                            Joint Filer Information

Name of Joint Filer:                    Wilco GP, Inc.

Address of Joint Filer:                 c/o Advent International Corporation
                                        Prudential Tower, 800 Boylston Street,
                                        Suite 3300
                                        Boston, MA 02199

Relationship of Joint Filer to
Issuer:                                 10% owner

Issuer Name and Ticker or Trading
Symbol:                                 ATI Physical Therapy, Inc. [ATIP]

Date of Event Requiring
Statement (Month/Day/Year):             June 16, 2021

Designated Filer:                       Advent International Corporation

Signature:

WILCO GP, INC.

/s/ John Maldonado
-------------------------------------
Name:  John Maldonado
Title: President

June 28, 2021
Date

                                                                    Exhibit 99.2

                            Joint Filer Information

Name of Joint Filer:                    Advent International GPE VII Limited
                                        Partnership

Address of Joint Filer:                 c/o Advent International Corporation
                                        Prudential Tower, 800 Boylston Street,
                                        Suite 3300
                                        Boston, MA 02199

Relationship of Joint Filer to
Issuer:                                 10% owner

Issuer Name and Ticker or Trading
Symbol:                                 ATI Physical Therapy, Inc. [ATIP]

Date of Event Requiring
Statement (Month/Day/Year):             June 16, 2021

Designated Filer:                       Advent International Corporation

Signature:

ADVENT INTERNATIONAL GPE VII LIMITED PARTNERSHIP
By: GPE VII GP S.A.R.L., its General Partner
By: Advent International GPE VII, LLC, its Manager      /s/ Jarlyth Gibson
                                                       -------------------------
                                                       Jarlyth Gibson, Manager
By: Advent International Corporation, its Manager

/s/ James Westra
---------------------------------------
Name:  James Westra
Title: General Counsel and Managing Partner

June 28, 2021
Date

                                                                    Exhibit 99.2

                            Joint Filer Information

Name of Joint Filer:                    Advent International GPE VII-B Limited
                                        Partnership

Address of Joint Filer:                 c/o Advent International Corporation
                                        Prudential Tower, 800 Boylston Street,
                                        Suite 3300
                                        Boston, MA 02199

Relationship of Joint Filer to
Issuer:                                 10% owner

Issuer Name and Ticker or Trading
Symbol:                                 ATI Physical Therapy, Inc. [ATIP]

Date of Event Requiring
Statement (Month/Day/Year):             June 16, 2021

Designated Filer:                       Advent International Corporation

Signature:

ADVENT INTERNATIONAL GPE VII-B LIMITED PARTNERSHIP
By: GPE VII GP S.A.R.L., its General Partner
By: Advent International GPE VII, LLC, its Manager     /s/ Jarlyth Gibson
                                                      --------------------------
                                                      Jarlyth Gibson, Manager
By: Advent International Corporation, its Manager

/s/ James Westra
-----------------------------------------
Name:  James Westra
Title: General Counsel and Managing Partner

June 28, 2021
Date

                                                                    Exhibit 99.2

                            Joint Filer Information

Name of Joint Filer:                    Advent International GPE VII-C Limited
                                        Partnership

Address of Joint Filer:                 c/o Advent International Corporation
                                        Prudential Tower, 800 Boylston Street,
                                        Suite 3300
                                        Boston, MA 02199

Relationship of Joint Filer to
Issuer:                                 10% owner

Issuer Name and Ticker or Trading
Symbol:                                 ATI Physical Therapy, Inc. [ATIP]

Date of Event Requiring
Statement (Month/Day/Year):             June 16, 2021

Designated Filer:                       Advent International Corporation

Signature:

ADVENT INTERNATIONAL GPE VII-C LIMITED PARTNERSHIP
By: GPE VII GP S.A.R.L., its General Partner
By: Advent International GPE VII, LLC, its Manager     /s/ Jarlyth Gibson
                                                      --------------------------
                                                      Jarlyth Gibson, Manager
By: Advent International Corporation, its Manager

/s/ James Westra
--------------------------------------
Name:  James Westra
Title: General Counsel and Managing Partner

June 28, 2021
Date

                                                                    Exhibit 99.2

                            Joint Filer Information

Name of Joint Filer:                    Advent International GPE VII-D Limited
                                        Partnership

Address of Joint Filer:                 c/o Advent International Corporation
                                        Prudential Tower, 800 Boylston Street,
                                        Suite 3300
                                        Boston, MA 02199

Relationship of Joint Filer to
Issuer:                                 10% owner

Issuer Name and Ticker or Trading
Symbol:                                 ATI Physical Therapy, Inc. [ATIP]

Date of Event Requiring
Statement (Month/Day/Year):             June 16, 2021

Designated Filer:                       Advent International Corporation

Signature:

ADVENT INTERNATIONAL GPE VII-D LIMITED PARTNERSHIP
By: GPE VII GP S.A.R.L., its General Partner
By: Advent International GPE VII, LLC, its Manager     /s/ Jarlyth Gibson
                                                      --------------------------
                                                      Jarlyth Gibson, Manager
By: Advent International Corporation, its Manager

/s/ James Westra
------------------------------------
Name:  James Westra
Title: General Counsel and Managing Partner

June 28, 2021
Date

                                                                    Exhibit 99.2

                            Joint Filer Information

Name of Joint Filer:                    Advent International GPE VII-F Limited
                                        Partnership

Address of Joint Filer:                 c/o Advent International Corporation
                                        Prudential Tower, 800 Boylston Street,
                                        Suite 3300
                                        Boston, MA 02199

Relationship of Joint Filer to
Issuer:                                 10% owner

Issuer Name and Ticker or Trading
Symbol:                                 ATI Physical Therapy, Inc. [ATIP]

Date of Event Requiring
Statement(Month/Day/Year):              June 16, 2021

Designated Filer:                       Advent International Corporation

Signature:

ADVENT INTERNATIONAL GPE VII-F LIMITED PARTNERSHIP
By: GPE VII GP S.A.R.L., its General Partner
By: Advent International GPE VII, LLC, its Manager      /s/ Jarlyth Gibson
                                                       -------------------------
                                                       Jarlyth Gibson, Manager
By: Advent International Corporation, its Manager

/s/ James Westra
--------------------------------------
Name:  James Westra
Title: General Counsel and Managing Partner

June 28, 2021
Date

                                                                    Exhibit 99.2

                            Joint Filer Information

Name of Joint Filer:                    Advent International GPE VII-G Limited
                                        Partnership

Address of Joint Filer:                 c/o Advent International Corporation
                                        Prudential Tower, 800 Boylston Street,
                                        Suite 3300
                                        Boston, MA 02199

Relationship of Joint Filer to
Issuer:                                 10% owner

Issuer Name and Ticker or Trading
Symbol:                                 ATI Physical Therapy, Inc. [ATIP]

Date of Event Requiring
Statement (Month/Day/Year):             June 16, 2021

Designated Filer:                       Advent International Corporation

Signature:

ADVENT INTERNATIONAL GPE VII-G LIMITED PARTNERSHIP
By: GPE VII GP S.A.R.L., its General Partner
By: Advent International GPE VII, LLC, its Manager     /s/ Jarlyth Gibson
                                                      --------------------------
                                                      Jarlyth Gibson, Manager
By: Advent International Corporation, its Manager

/s/ James Westra
---------------------------------------
Name:  James Westra
Title: General Counsel and Managing Partner

June 28, 2021
Date

                                                                    Exhibit 99.2

                            Joint Filer Information

Name of Joint Filer:                    GPE VII GP S.A.R.L.

Address of Joint Filer:                 c/o Advent International Corporation
                                        Prudential Tower, 800 Boylston Street,
                                        Suite 3300
                                        Boston, MA 02199

Relationship of Joint Filer to
Issuer:                                 10% owner

Issuer Name and Ticker or Trading
Symbol:                                 ATI Physical Therapy, Inc. [ATIP]

Date of Event Requiring
Statement (Month/Day/Year):             June 16, 2021

Designated Filer:                       Advent International Corporation

Signature:

GPE VII GP S.A.R.L.
By: Advent International GPE VII, LLC, its Manager       /s/ Jarlyth Gibson
                                                        ------------------------
                                                        Jarlyth Gibson, Manager
By: Advent International Corporation, its Manager

/s/ James Westra
-------------------------------------------
Name:  James Westra
Title: General Counsel and Managing Partner

June 28, 2021
Date

                                                                    Exhibit 99.2

                            Joint Filer Information

Name of Joint Filer:                    Advent International GPE VII-A Limited
                                        Partnership

Address of Joint Filer:                 c/o Advent International Corporation
                                        Prudential Tower, 800 Boylston Street,
                                        Suite 3300
                                        Boston, MA 02199

Relationship of Joint Filer to
Issuer:                                 10% owner

Issuer Name and Ticker or Trading
Symbol:                                 ATI Physical Therapy, Inc. [ATIP]

Date of Event Requiring
Statement (Month/Day/Year):             June 16, 2021

Designated Filer:                       Advent International Corporation

Signature:

ADVENT INTERNATIONAL GPE VII-A LIMITED PARTNERSHIP
By: GPE VII GP Limited Partnership, its General Partner
By: Advent International GPE VII, LLC, its General Partner
By: Advent International Corporation, its Manager

/s/ James Westra
---------------------------------------
Name:  James Westra
Title: General Counsel and Managing Partner

June 28, 2021
Date

                                                                    Exhibit 99.2

                            Joint Filer Information

Name of Joint Filer:                    Advent International GPE VII-E Limited
                                        Partnership

Address of Joint Filer:                 c/o Advent International Corporation
                                        Prudential Tower, 800 Boylston Street,
                                        Suite 3300
                                        Boston, MA 02199

Relationship of Joint Filer to
Issuer:                                 10% owner

Issuer Name and Ticker or Trading
Symbol:                                 ATI Physical Therapy, Inc. [ATIP]

Date of Event Requiring
Statement (Month/Day/Year):             June 16, 2021

Designated Filer:                       Advent International Corporation

Signature:

ADVENT INTERNATIONAL GPE VII-E LIMITED PARTNERSHIP
By: GPE VII GP Limited Partnership, its General Partner
By: Advent International GPE VII, LLC, its General Partner
By: Advent International Corporation, its Manager

/s/ James Westra
--------------------------------------
Name:  James Westra
Title: General Counsel and Managing Partner

June 28, 2021
Date

                                                                    Exhibit 99.2

                            Joint Filer Information

Name of Joint Filer:                    Advent International GPE VII-H Limited
                                        Partnership

Address of Joint Filer:                 c/o Advent International Corporation
                                        Prudential Tower, 800 Boylston Street,
                                        Suite 3300
                                        Boston, MA 02199

Relationship of Joint Filer to
Issuer:                                 10% owner

Issuer Name and Ticker or Trading
Symbol:                                 ATI Physical Therapy, Inc. [ATIP]

Date of Event Requiring
Statement (Month/Day/Year):             June 16, 2021

Designated Filer:                       Advent International Corporation

Signature:

ADVENT INTERNATIONAL GPE VII-H LIMITED PARTNERSHIP
By: GPE VII GP Limited Partnership, its General Partner
By: Advent International GPE VII, LLC, its General Partner
By: Advent International Corporation, its Manager

/s/ James Westra
-------------------------------------
Name:  James Westra
Title: General Counsel and Managing Partner

June 28, 2021
Date

                                                                    Exhibit 99.2

                            Joint Filer Information

Name of Joint Filer:                    GPE VII GP Limited Partnership

Address of Joint Filer:                 c/o Advent International Corporation
                                        Prudential Tower, 800 Boylston Street,
                                        Suite 3300
                                        Boston, MA 02199

Relationship of Joint Filer to
Issuer:                                 10% owner

Issuer Name and Ticker or Trading
Symbol:                                 ATI Physical Therapy, Inc. [ATIP]

Date of Event Requiring
Statement (Month/Day/Year):             June 16, 2021

Designated Filer:                       Advent International Corporation

Signature:

GPE VII GP LIMITED PARTNERSHIP
By: Advent International GPE VII, LLC, its General Partner
By: Advent International Corporation, its Manager

/s/ James Westra
-----------------------------------
Name: James Westra
Title: General Counsel and Managing Partner

June 28, 2021
Date

                                                                    Exhibit 99.2

                            Joint Filer Information

Name of Joint Filer:                    Advent Partners GPE VII 2014 Limited
                                        Partnership

Address of Joint Filer:                 c/o Advent International Corporation
                                        Prudential Tower, 800 Boylston Street,
                                        Suite 3300
                                        Boston, MA 02199

Relationship of Joint Filer to
Issuer:                                 10% owner

Issuer Name and Ticker or Trading
Symbol:                                 ATI Physical Therapy, Inc. [ATIP]

Date of Event Requiring
Statement (Month/Day/Year):             June 16, 2021

Designated Filer:                       Advent International Corporation

Signature:

ADVENT PARTNERS GPE VII 2014 LIMITED PARTNERSHIP
By: Advent International GPE VII, LLC, its General Partner
By: Advent International Corporation, its Manager

/s/ James Westra
-----------------------------------
Name: James Westra
Title: General Counsel and Managing Partner

June 28, 2021
Date

                                                                    Exhibit 99.2

                            Joint Filer Information

Name of Joint Filer:                    Advent Partners GPE VII 2014 Cayman
                                        Limited Partnership

Address of Joint Filer:                 c/o Advent International Corporation
                                        Prudential Tower, 800 Boylston Street,
                                        Suite 3300
                                        Boston, MA 02199

Relationship of Joint Filer to
Issuer:                                 10% owner

Issuer Name and Ticker or Trading
Symbol:                                 ATI Physical Therapy, Inc. [ATIP]

Date of Event Requiring
Statement (Month/Day/Year):             June 16, 2021

Designated Filer:                       Advent International Corporation

Signature:

ADVENT PARTNERS GPE VII 2014 CAYMAN LIMITED PARTNERSHIP
By: Advent International GPE VII, LLC, its General Partner
By: Advent International Corporation, its Manager

/s/ James Westra
------------------------------------
Name:  James Westra
Title: General Counsel and Managing Partner

June 28, 2021
Date

                                                                    Exhibit 99.2

                            Joint Filer Information

Name of Joint Filer:                    Advent Partners GPE VII - A 2014 Limited
                                        Partnership

Address of Joint Filer:                 c/o Advent International Corporation
                                        Prudential Tower, 800 Boylston Street,
                                        Suite 3300
                                        Boston, MA 02199

Relationship of Joint Filer to
Issuer:                                 10% owner

Issuer Name and Ticker or Trading
Symbol:                                 ATI Physical Therapy, Inc. [ATIP]

Date of Event Requiring
Statement (Month/Day/Year):             June 16, 2021

Designated Filer:                       Advent International Corporation

Signature:

ADVENT PARTNERS GPE VII - A 2014 LIMITED PARTNERSHIP
By: Advent International GPE VII, LLC, its General Partner
By: Advent International Corporation, its Manager

/s/ James Westra
----------------------------------------
Name:  James Westra
Title: General Counsel and Managing Partner

June 28, 2021
Date

                                                                    Exhibit 99.2

                            Joint Filer Information

Name of Joint Filer:                    Advent Partners GPE VII - A 2014 Cayman
                                        Limited Partnership

Address of Joint Filer:                 c/o Advent International Corporation
                                        Prudential Tower, 800 Boylston Street,
                                        Suite 3300
                                        Boston, MA 02199

Relationship of Joint Filer to
Issuer:                                 10% owner

Issuer Name and Ticker or Trading
Symbol:                                 ATI Physical Therapy, Inc. [ATIP]

Date of Event Requiring
Statement (Month/Day/Year):             June 16, 2021

Designated Filer:                       Advent International Corporation

Signature:

ADVENT PARTNERS GPE VII - A 2014 CAYMAN LIMITED PARTNERSHIP
By: Advent International GPE VII, LLC, its General Partner
By: Advent International Corporation, its Manager

/s/ James Westra
-------------------------------------
Name:  James Westra
Title: General Counsel and Managing Partner

June 28, 2021
Date

                                                                    Exhibit 99.2

                            Joint Filer Information

Name of Joint Filer:                    Advent Partners GPE VII Cayman Limited
                                        Partnership

Address of Joint Filer:                 c/o Advent International Corporation
                                        Prudential Tower, 800 Boylston Street,
                                        Suite 3300
                                        Boston, MA 02199

Relationship of Joint Filer to
Issuer:                                 10% owner

Issuer Name and Ticker or Trading
Symbol:                                 ATI Physical Therapy, Inc. [ATIP]

Date of Event Requiring
Statement (Month/Day/Year):             June 16, 2021

Designated Filer:                       Advent International Corporation

Signature:

ADVENT PARTNERS GPE VII CAYMAN LIMITED PARTNERSHIP
By: Advent International GPE VII, LLC, its General Partner
By: Advent International Corporation, its Manager

/s/ James Westra
-----------------------------------
Name: James Westra
Title: General Counsel and Managing Partner

June 28, 2021
Date

                                                                    Exhibit 99.2

                            Joint Filer Information

Name of Joint Filer:                    Advent Partners GPE VII - B Cayman
                                        Limited Partnership

Address of Joint Filer:                 c/o Advent International Corporation
                                        Prudential Tower, 800 Boylston Street,
                                        Suite 3300
                                        Boston, MA 02199

Relationship of Joint Filer to
Issuer:                                 10% owner

Issuer Name and Ticker or Trading
Symbol:                                 ATI Physical Therapy, Inc. [ATIP]

Date of Event Requiring
Statement (Month/Day/Year):             June 16, 2021

Designated Filer:                       Advent International Corporation

Signature:

ADVENT PARTNERS GPE VII - B CAYMAN LIMITED PARTNERSHIP
By: Advent International GPE VII, LLC, its General Partner
By: Advent International Corporation, its Manager

/s/ James Westra
---------------------------------
Name: James Westra
Title: General Counsel and Managing Partner

June 28, 2021
Date

                                                                    Exhibit 99.2

                            Joint Filer Information

Name of Joint Filer:                    Advent Partners GPE VII Limited
                                        Partnership

Address of Joint Filer:                 c/o Advent International Corporation
                                        Prudential Tower, 800 Boylston Street,
                                        Suite 3300
                                        Boston, MA 02199

Relationship of Joint Filer to
Issuer:                                 10% owner

Issuer Name and Ticker or Trading
Symbol:                                 ATI Physical Therapy, Inc. [ATIP]

Date of Event Requiring
Statement (Month/Day/Year):             June 16, 2021

Designated Filer:                       Advent International Corporation

Signature:

ADVENT PARTNERS GPE VII LIMITED PARTNERSHIP
By: Advent International GPE VII, LLC, its General Partner
By: Advent International Corporation, its Manager

/s/ James Westra
----------------------------------
Name:  James Westra
Title: General Counsel and Managing Partner

June 28, 2021
Date

                                                                    Exhibit 99.2

                            Joint Filer Information

Name of Joint Filer:                    Advent Partners GPE VII - A Cayman
                                        Limited Partnership

Address of Joint Filer:                 c/o Advent International Corporation
                                        Prudential Tower, 800 Boylston Street,
                                        Suite 3300
                                        Boston, MA 02199

Relationship of Joint Filer to
Issuer:                                 10% owner

Issuer Name and Ticker or Trading
Symbol:                                 ATI Physical Therapy, Inc. [ATIP]

Date of Event Requiring
Statement (Month/Day/Year):             June 16, 2021

Designated Filer:                       Advent International Corporation

Signature:

ADVENT PARTNERS GPE VII - A CAYMAN LIMITED PARTNERSHIP
By: Advent International GPE VII, LLC, its General Partner
By: Advent International Corporation, its Manager

/s/ James Westra
-----------------------------------
Name:  James Westra
Title: General Counsel and Managing Partner

June 28, 2021
Date

                                                                    Exhibit 99.2

                            Joint Filer Information

Name of Joint Filer:                    Advent Partners GPE VII - A Limited
                                        Partnership

Address of Joint Filer:                 c/o Advent International Corporation
                                        Prudential Tower, 800 Boylston Street,
                                        Suite 3300
                                        Boston, MA 02199

Relationship of Joint Filer to
Issuer:                                 10% owner

Issuer Name and Ticker or Trading
Symbol:                                 ATI Physical Therapy, Inc. [ATIP]

Date of Event Requiring
Statement (Month/Day/Year):             June 16, 2021

Designated Filer:                       Advent International Corporation

Signature:

ADVENT PARTNERS GPE VII - A LIMITED PARTNERSHIP
By: Advent International GPE VII, LLC, its General Partner
By: Advent International Corporation, its Manager

/s/ James Westra
-------------------------------------
Name:  James Westra
Title: General Counsel and Managing Partner

June 28, 2021
Date

                                                                    Exhibit 99.2

                            Joint Filer Information

Name of Joint Filer:                    GPE VII ATI Co-Investment Limited
                                        Partnership

Address of Joint Filer:                 c/o Advent International Corporation
                                        Prudential Tower, 800 Boylston Street,
                                        Suite 3300
                                        Boston, MA 02199

Relationship of Joint Filer to
Issuer:                                 10% owner

Issuer Name and Ticker or Trading
Symbol:                                 ATI Physical Therapy, Inc. [ATIP]

Date of Event Requiring
Statement (Month/Day/Year):             June 16, 2021

Designated Filer:                       Wilco Acquisition, LP Advent
                                        International Corporation

Signature:

GPE VII ATI CO-INVESTMENT LIMITED PARTNERSHIP
By: Advent International GPE VII, LLC, its General Partner
By: Advent International Corporation, its Manager

/s/ James Westra
------------------------------------
Name:  James Westra
Title: General Counsel and Managing Partner

June 28, 2021
Date

                                                                    Exhibit 99.2

                            Joint Filer Information

Name of Joint Filer:                    Advent International GPE VII, LLC

Address of Joint Filer:                 c/o Advent International Corporation
                                        Prudential Tower, 800 Boylston Street,
                                        Suite 3300
                                        Boston, MA 02199

Relationship of Joint Filer to
Issuer:                                 10% owner

Issuer Name and Ticker or Trading
Symbol:                                 ATI Physical Therapy, Inc. [ATIP]

Date of Event Requiring
Statement (Month/Day/Year):             June 16, 2021

Designated Filer:                       Advent International Corporation

Signature:

ADVENT INTERNATIONAL GPE VII, LLC
By: Advent International Corporation, its Manager

/s/ James Westra
---------------------------------
Name:  James Westra
Title: General Counsel and Managing Partner

June 28, 2021
Date

                                                                    Exhibit 99.2

                            Joint Filer Information

Name of Joint Filer:                    John L. Maldonado

Address of Joint Filer:                 c/o Advent International Corporation
                                        Prudential Tower, 800 Boylston Street,
                                        Suite 3300
                                        Boston, MA 02199

Relationship of Joint Filer to
Issuer:                                 Director

Issuer Name and Ticker or Trading
Symbol:                                 ATI Physical Therapy, Inc. [ATIP]

Date of Event Requiring
Statement (Month/Day/Year):             June 16, 2021

Designated Filer:                       Advent International Corporation

Signature:

/s/ John L. Maldonado
---------------------------------
John L. Maldonado

June 28, 2021
Date

                                                                    Exhibit 99.2

                            Joint Filer Information

Name of Joint Filer:                    Carmine Petrone

Address of Joint Filer:                 c/o Advent International Corporation
                                        Prudential Tower, 800 Boylston Street,
                                        Suite 3300
                                        Boston, MA 02199

Relationship of Joint Filer to
Issuer:                                 Director

Issuer Name and Ticker or Trading
Symbol:                                 ATI Physical Therapy, Inc. [ATIP]

Date of Event Requiring
Statement (Month/Day/Year):             June 16, 2021

Designated Filer:                       Advent International Corporation

Signature:

/s/ Carmine Petrone
--------------------------------
Carmine Petrone

June 28, 2021
Date